UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2004

CAM Commerce Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16569	953866450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17075 Newhope Street, Fountain Valley, CA		92708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	714-241-9241

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2004, CAM Commerce Solutions, Inc. entered into a consulting arrangement with its former Chief Operating Officer, Greg Freeze, pursuant to which Mr. Freeze will provide consulting services to the company through December 31, 2004. The Company will continue to pay Mr. Freeze his current monthly salary for these services.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 22, 2004, Greg Freeze resigned his position as Chief Operating Officer with CAM Commerce Solutions to pursue other business opportunities. Mr. Freeze will serve in a consulting role to the Company through December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM Commerce Solutions, Inc. (Registrant)

September 24, 2004	By:	Paul Caceres

Name: Paul Caceres
Title: Chief Financial and Accounting Officer